UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  ☒                             Filed by a party other than the registrant  ☐

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☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e) (2))

☐	Definitive proxy statement.

☒	Definitive additional materials.

☐	Soliciting material pursuant to Section 240.14a-12

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11/

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3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 06, 2014 ARGO GROUP INTERNATIONAL HOLDINGS, LTD. Date: May 06, 2014 Location: 110 Pitts Bay Rd. Meeting Information Meeting Type: Annual Meeting For holders as of: March 03, 2014 Time: 10:30 AM LST ARGO GROUP INTERNATIONAL HOLDINGS, LTD. ATTN: MARTIN RUSSELL 110 PITTS BAY ROAD PEMBROKE HM08 BERMUDA Pembroke HM08 Bermuda You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available 0000195153_1 R1.0.0.51160 to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Form 10-K How to View Online: Have the information that is printed in the box marked by the arrow following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: XXXX XXXX XXXX (located on the If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 22, 2014 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. 0000195153_2 R1.0.0.51160

Voting items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 1a H. Berry Cash 1b John R. Power, Jr. 1c Mark E. Watson III The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2 To approve the Argo Group International Holdings, Ltd. 2014 Long-Term Incentive Plan. 3 To vote on a proposal to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers; 4 To consider and approve the recommendation of the Audit Committee of our Board of Directors that Ernst & Young LLP be appointed as our independent auditors for the fiscal year ending December 31, 2014 and to refer the determination of the independent auditors remuneration to the Audit Committee of our Board of Directors. 0000195153_3 R1.0.0.51160 NOTE: WHETHER YOU PLAN TO BE PRESENT AT THE ANNUAL GENERAL MEETING OR NOT, YOU ARE REQUESTED TO SUBMIT YOUR PROXY EITHER ELECTRONICALLY OR, BY COMPLETING, SIGNING AND RETURNING THIS PROXY CARD TO ENSURE THAT THESE SHARES WILL BE REPRESENTED. The vote of each shareholder is important. Information about accessing the proxy materials is contained on the reverse side. We urge you to access the proxy materials on the Internet or to request an email or a paper copy of them as promptly as possible. This will ensure that you will be able to complete your proxy card in a timely manner so that these shares will be voted at the Annual General Meeting.

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